SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2004

Ethyl Corporation

(Exact name of Registrant as specified in charter)

Virginia	1-5112	54-0118820
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On June 16, 2004, Ethyl Corporation (the “Company”) issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting the Company’s intention to complete the formation of a holding company structure for the Company on June 18, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release issued by the Company on June 16, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2004

ETHYL CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by the Company on June 16, 2004

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